UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 7, 2019

Ferrellgas Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-11331	43-1698480
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 913-661-1500

Not Applicable

Former name or former address, if changed since last report

Ferrellgas Partners Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-06693	43-1742520
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas, L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-50182	43-1698481
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 913-661-1500

n/a

Former name or former address, if changed since last report

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Ferrellgas Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-50183	14-1866671
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 913-661-1500

n/a

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Ferrellgas Partners, L.P.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Ferrellgas Partners Finance Corp.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Ferrellgas, L.P.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Ferrellgas Finance Corp.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	FGP	New York Stock Exchange

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Item 1.01 Entry into a Material Definitive Agreement.

On November 7, 2019, Ferrellgas, L.P. (the “Company”), Ferrellgas, Inc. (the “General Partners”) and certain subsidiaries of the Company, as guarantors, entered into a Second Amendment (the “Second Amendment”) to that certain Financing Agreement dated as of May 4, 2018, as previously amended (as amended, the “Financing Agreement”), among the Company, the General Partner and related subsidiaries, the lenders party thereto, TPG Specialty Lending, Inc., as administrative agent, collateral agent collateral agent and lead arranger and PNC Bank, National Association, as syndication agent.

Pursuant to the terms of the Second Amendment, the parties agreed to modify certain terms of the Financing Agreement, which modifications included (1) an increase to the $300 million revolving credit facility sub-limit for issuance of letters of credit, increasing sub-limit from $125.0 to $140.0 million, (2) modification of the definition of Consolidated Non-Acquisition Capital Expenditures to provide an exclusion for payments made during construction of vehicles used for propane delivery and related service when those payments are reimbursed upon the creation of operating leases for these vehicles provided that certain conditions are met, and (3) waivers for any prior Event of Default (as defined in the Financing Agreement”) that have or would otherwise arise solely by reason of the failure to (a) deliver an unqualified report of Grant Thornton, the Company’s independent registered accounting firm, as to going concern with respect to the audited financial statements of the Company and its subsidiaries for the fiscal year ended July 31, 2019, and (b) timely deliver financial statements of the Company and its subsidiaries for the fiscal quarter ended July 31, 2019 and related compliance certificate.

The foregoing description is qualified in its entirety by reference to the Second Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03 of this Current Report on Form 8-K.

Item 8.01 Other Events.

On November 12, 2019, Ferrellgas, L.P. issued a press release announcing it entered into a second amendment to the agreement governing its Senior Secured Credit Facility. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1

Second Amendment to Financing Agreement, dated as of November 7, 2019, by and among the Company, the General Partner, certain subsidiaries of the Company, as guarantors, the lender parties thereto and TPG Specialty Lending, Inc., as collateral agent for the Lenders.

99.1	Press Release dated November 12, 2019.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ferrellgas Partners, L.P.

November 12, 2019	By:	/s/ William E. Ruisinger

Name: William E. Ruisinger
Title: Chief Financial Officer

Ferrellgas Partners Finance Corp.

November 12, 2019	By:	/s/ William E. Ruisinger

Name: William E. Ruisinger
Title: Chief Financial Officer and Sole Director

Ferrellgas, L.P.

November 12, 2019	By:	/s/ William E. Ruisinger

Name: William E. Ruisinger
Title: Chief Financial Officer

Ferrellgas Finance Corp.

November 12, 2019	By:	/s/ William E. Ruisinger

Name: William E. Ruisinger
Title: Chief Financial Officer and Sole Director